                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------

                                     FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  December 4, 2000
                                                --------------------------------


                             The Liberty Corporation
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


       South Carolina                  1-5846                     57-0507055
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File              (IRS Employer
      of Incorporation)                Number)               Identification No.)


2000 Wade Hampton Boulevard, Greenville, SC                             29615
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code          (864) 609-8256
                                                  ------------------------------

                                       n/a
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



ITEM 9. REGULATION FD DISCLOSURE.

[LIBERTY CORPORATION LETTERHEAD]

For Further Information: Jim Keelor (864) 609-8388


           LIBERTY CORP. COMPLETES ACQUISITION OF CIVIC COMMUNICATION
                        --------------------------------
            Purchase Expands the Cosmos Group to Fifteen TV Stations

GREENVILLE, S.C., December 4, 2000 - The Liberty Corp. (NYSE: LC) today announced that its broadcasting subsidiary, Cosmos Broadcasting Corp., has completed the acquisition of Civic Communication for $204 million in cash. The acquisition adds WLBT-TV, the NBC affiliate in Jackson, MS., KLTV-TV, the ABC affiliate in Tyler, Tx., and KTRE-TV, the satellite affiliate of KLTV in Lufkin, Tx., to the Cosmos station group.

On June 19 of this year, Liberty announced that Cosmos had signed a letter of intent to acquire Civic.

A major group broadcaster, Cosmos owns the following fifteen network-affiliated television stations:

        NBC Affiliates              ABC Affiliates           CBS Affiliates
---------------------------  --------------------------  -----------------------
WALB-TV, Albany, Ga          KAIT-TV, Jonesboro, Ark.    WTOL-TV, Toledo, Ohio
KCBD-TV, Lubbock, Tx         WLOX-TV, Biloxi, Miss.      KGTB-TV, Harlingen, Tx.
WAVE-TV, Louisville, Ky      WWAY-TV, Wilmington, N.C
WIS-TV, Columbia, S.C        KLTV-TV, Tyler, Tx.
WFIE-TV, Evansville, Ind     KTRE-TV, Lufkin, Tx.
KPLC-TV, Lake Charles, La
WLBT-TV, Jackson, Miss.

Additionally Cosmos owns CableVantage Inc., a cable advertising sales subsidiary; Take Ten productions, a video production facility; Broadcast Merchandising Company, a professional broadcast equipment dealership, and SuperCoups USA, a direct mail coupon business serving small business owners.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information contained herein or in any other written or oral statements made by, or on behalf of the Company, is or may be viewed as forward looking. The words "expect," "believe," "anticipate" or similar expressions identify forward-looking statements. Although the Company has used appropriate care in developing any such forward looking information, forward looking information involves risks and uncertainties that could significantly impact actual results. These risks and uncertainties include, but are not limited to, the following: changes in national and local markets for television advertising; changes in general economic conditions, including the performance of financial markets and interest rates; competitive, regulatory, or tax changes that affect the cost of or demand for the Company's products; and adverse litigation results. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future developments, or otherwise.

                                      -END-

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE LIBERTY CORPORATION


                                   By:  /s/ Martha Williams
                                      ------------------------------------------
                                        Name:  Martha Williams
                                        Title: Vice President, General Counsel
                                               and Secretary

December 4, 2000